UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07657

Oppenheimer Developing Markets Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2018

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

	Shares	Value

Common Stocks—93.3%

Consumer Discretionary—22.6%

Diversified Consumer Services—0.1%
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	651,899	$37,262,547

Hotels, Restaurants & Leisure—3.5%
Alsea SAB de CV	17,001,813	42,609,469

Genting Bhd	15,547,800	23,354,007

Huazhu Group Ltd., ADR[2]	23,245,944	733,177,074

Jollibee Foods Corp.	42,919,773	228,119,830

Yum China Holdings, Inc.	7,264,070	260,271,628

		1,287,532,008

Interactive Media & Services—1.2%
Yandex NV, Cl. A1,2	15,433,830	455,297,985

Internet & Catalog Retail—9.2%
Alibaba Group Holding Ltd., Sponsored ADR[1]	14,725,681	2,368,773,046

Meituan Dianping, Cl. B1	13,182,200	88,927,286

Meituan Dianping, Cl. B1	48,578,600	311,326,252

MercadoLibre, Inc.	813,550	286,345,194

Pinduoduo, Inc., ADR[1]	13,618,830	312,688,337

		3,368,060,115

Media—1.3%
Zee Entertainment Enterprises Ltd.[2]	68,644,603	483,157,720

Multiline Retail—0.7%
SACI Falabella	34,628,281	257,349,436

Specialty Retail—0.0%
Steinhoff International Holdings NV1	115,822,130	14,885,965

Textiles, Apparel & Luxury Goods—6.6%
Kering SA	2,895,148	1,267,990,169

LVMH Moet Hennessy Louis Vuitton SE	2,712,489	780,604,740

PRADA SpA	108,851,110	377,656,505

		2,426,251,414

	Shares	Value

Consumer Staples—7.6%

Beverages—2.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS2	38,338,430	$155,453,628

Fomento Economico Mexicano SAB de CV	64,688,597	560,859,631

Fomento Economico Mexicano SAB de CV,

Sponsored ADR	3,093,745	268,382,379

		984,695,638

Food & Staples Retailing—2.4%
Atacadao Distribuicao Comercio e Industria Ltda	97,528,500	426,230,062

BIM Birlesik Magazalar AS	6,620,645	107,376,005

Shoprite Holdings Ltd.	20,936,160	297,927,614

Wal-Mart de Mexico SAB de CV	22,235,789	54,994,761

		886,528,442

Food Products—0.2%
Vietnam Dairy Products JSC	14,555,500	80,194,372

Personal Products—2.3%
Amorepacific Corp.	1,204,210	185,312,659

AMOREPACIFIC Group	1,262,847	73,416,911

LG Household & Health Care Ltd.	565,759	587,360,309

		846,089,879

Energy—5.3%

Oil, Gas & Consumable Fuels—5.3%
LUKOIL PJSC, Sponsored ADR	4,562,041	335,518,914

Novatek PJSC, Sponsored GDR	9,330,218	1,593,848,457

		1,929,367,371

Financials—24.9%

Capital Markets—0.4%
China International Capital Corp. Ltd., Cl. H3	85,576,800	163,380,680

Commercial Banks—11.7%
Akbank T.A.S	119,267,349	174,336,200

Banco de Chile	407,535,368	58,955,282

1        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, Cl. B	98,835,037	$121,348,035

Bank Central Asia Tbk PT	112,323,800	205,048,922

BDO Unibank, Inc.	16,059,900	39,914,665

Commercial International Bank Egypt SAE	36,688,828	152,839,389

Credicorp Ltd.	2,100,012	460,511,631

FirstRand Ltd.	136,752,054	660,395,545

Grupo Aval Acciones y Valores SA, ADR[2]	27,098,977	171,807,514

Grupo Financiero Inbursa SAB de CV, Cl. O	207,029,544	278,904,384

Itau Unibanco Holding SA, ADR	24,679,540	230,260,108

Kotak Mahindra Bank Ltd.	64,963,892	1,150,565,293

Sberbank of Russia PJSC	97,554,424	282,603,265

Siam Commercial Bank PCL (The)	43,316,800	183,665,969

Turkiye Garanti Bankasi AS	86,055,036	135,820,759

		4,306,976,961

Consumer Finance—0.4%
Cholamandalam Investment & Finance Co. Ltd.	6,924,201	130,644,645

Diversified Financial Services—4.1%
Ayala Corp.	7,523,000	136,569,501

B3 SA-Brasil Bolsa Balcao	97,663,248	712,206,774

Grupo de Inversiones Suramericana SA	3,949,521	39,446,360

Hong Kong Exchanges & Clearing Ltd.	20,859,782	610,929,234

		1,499,151,869

Insurance—2.7%
AIA Group Ltd.	122,390,600	1,003,872,589

Real Estate Management & Development—1.9%
Ayala Land, Inc.	311,907,400	248,269,020

	Shares	Value

Real Estate Management & Development (Continued)

Emaar Properties PJSC	126,330,811	$155,116,173

Oberoi Realty Ltd.	2,562,921	16,424,352

SM Prime Holdings, Inc.	415,950,972	275,709,015

		695,518,560

Thrifts & Mortgage Finance—3.7%
Housing Development Finance Corp. Ltd.	47,182,127	1,349,754,446

Health Care—6.7%

Biotechnology—1.3%
Biocon Ltd.	25,864,456	232,344,078

Innovent Biologics, Inc.[1,3]	12,956,500	35,189,881

Wuxi Biologics Cayman, Inc.[1,3]	23,369,500	197,051,576

		464,585,535

Health Care Providers & Services—2.4%
Apollo Hospitals Enterprise Ltd.[2]	7,001,327	127,173,843

Mediclinic International plc	4,734,990	21,379,645

Sinopharm Group Co. Ltd., Cl. H2	145,143,200	718,476,630

		867,030,118

Health Care Technology—0.0%
Ping An Healthcare & Technology Co. Ltd.[1,3]	2,664,621	11,939,683

Life Sciences Tools & Services—0.8%
Samsung Biologics Co. Ltd.[1,3]	1,007,226	300,563,894

Pharmaceuticals—2.2%
Dong-E-E-Jiao Co. Ltd., Cl. A4	26,202,089	171,135,436

Hutchison China MediTech Ltd., ADR[1]	3,656,980	126,056,100

Jiangsu Hengrui Medicine Co. Ltd., Cl. A4	55,395,866	521,598,820

		818,790,356

Industrials—5.2%

Air Freight & Couriers—1.1%
BEST, Inc., ADR[1]	3,179,770	16,375,815

2        OPPENHEIMER DEVELOPING MARKETS FUND

	Shares	Value

Air Freight & Couriers (Continued)

ZTO Express Cayman, Inc., ADR	22,135,947	$379,852,851

		396,228,666

Industrial Conglomerates—2.7%
Jardine Strategic Holdings Ltd.	13,467,948	519,744,369

SM Investments Corp.	26,656,257	463,082,755

		982,827,124

Transportation Infrastructure—1.4%
DP World Ltd.	21,923,826	358,947,096

Grupo Aeroportuario del Sureste SAB de CV, Cl. B	12,082,161	162,304,463

		521,251,559

Information Technology—14.2%

Electronic Equipment, Instruments, & Components—0.5%
Sunny Optical Technology Group Co. Ltd.	20,220,100	196,956,665

Internet Software & Services—5.9%
Kakao Corp.	1,275,982	128,680,044
NAVER Corp.	3,114,917	351,520,586
Tencent Holdings Ltd.	41,919,410	1,681,437,041

		2,161,637,671

IT Services—1.1%
Tata Consultancy Services Ltd.	14,630,730	412,966,508

Semiconductors & Semiconductor
Equipment—5.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	255,607,429	1,868,569,557

Technology Hardware, Storage & Peripherals—1.6%
Samsung Electronics Co. Ltd.	15,420,972	578,960,930

Materials—6.8%
Construction Materials—1.2%
Dalmia Bharat Ltd.[1]	1,447,058	49,404,782

Indocement Tunggal Prakarsa Tbk PT	125,325,579	167,541,387

	Shares	Value

Construction Materials (Continued)

UltraTech Cement Ltd.	3,599,657	$206,657,337

		423,603,506

Metals & Mining—5.6%
Glencore plc[1]	347,915,339	1,288,081,231
Grupo Mexico SAB de CV	164,185,884	338,636,537
Polyus PJSC, GDR[3]	2,440,700	86,929,919
Vale SA, Cl. B, Sponsored ADR	25,920,610	355,112,357

		2,068,760,044

Total Common Stocks (Cost $26,664,302,045)		34,280,644,458
Preferred Stocks—3.3%
Grab Holdings, Inc., H Shares, Preference[1,2]	65,391,294	403,000,006
Lojas Americanas SA, Preference[2]	98,235,400	500,703,319
Xiaoju Kuaizhi, Inc., Series A, Preference[1,2,5,6]	2,615,945	121,641,443
Xiaoju Kuaizhi, Inc., Series A1, Preference[1,2,6]	2,083,333	96,874,984
Xiaoju Kuaizhi, Inc., Series B, Preference[1,2,6]	981,699	45,649,003
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.[2]	189,591,305	20,946,310

Total Preferred Stocks (Cost $984,209,484)		1,188,815,065

3        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Investment Company—2.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.17%[2,7] (Cost $1,068,559,622)	1,068,559,622	$1,068,559,622

Total Investments, at Value (Cost $28,717,071,151)	99.5%	36,538,019,145

Net Other Assets (Liabilities)	0.5	188,863,210

Net Assets	100.0%	$36,726,882,355

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2018	Gross Additions	Gross Reductions	Shares November 30, 2018
Common Stock
Beverages
Anadolu Efes Biracilik Ve Malt Sanayii AS	38,338,430	—	—	38,338,430
Commercial Banks
Grupo Aval Acciones y Valores SA, ADR	27,098,977	—	—	27,098,977
Health Care Providers & Services
Apollo Hospitals Enterprise Ltd.	10,982,511	—	3,981,184	7,001,327
Sinopharm Group Co. Ltd., Cl. H	166,180,000	—	21,036,800	145,143,200
Hotels, Restaurants & Leisure
Huazhu Group Ltd., ADR	23,141,037	104,907	—	23,245,944
Interactive Media & Services
Yandex NV, Cl. A	11,817,570	3,616,260	—	15,433,830
Media
Zee Entertainment Enterprises Ltd.	65,300,739	3,343,864	—	68,644,603
Preferred Stock
Grab Holdings, Inc., H Shares, Preference	65,391,294	—	—	65,391,294
Lojas Americanas SA, Preference	98,235,400	—	—	98,235,400
Xiaoju Kuaizhi, Inc., Series A, Preference	2,615,945	—	—	2,615,945
Xiaoju Kuaizhi, Inc., Series A1, Preference	2,083,333	—	—	2,083,333
Xiaoju Kuaizhi, Inc., Series B, Preference	981,699	—	—	981,699

4        OPPENHEIMER DEVELOPING MARKETS FUND

Footnotes to Consolidated Statement of Investments (Continued)

	Shares August 31, 2018	Gross Additions	Gross Reductions	Shares November 30, 2018

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	189,591,305	—	—	189,591,305
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	807,331,417	2,520,872,427	2,259,644,222	1,068,559,622

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)

Common Stock
Beverages
Anadolu Efes Biracilik Ve Malt Sanayii AS	$155,453,628	$—	$—	$ 33,440,497
Commercial Banks
Grupo Aval Acciones y Valores SA, ADR	171,807,514	2,062,198	—	(42,545,394)
Health Care Providers & Services
Apollo Hospitals Enterprise Ltd.	127,173,843	708,278	(2,276,083)	5,627,465
Sinopharm Group Co. Ltd., Cl. H	718,476,630	—	4,569,163	(11,988,409)
Hotels, Restaurants & Leisure
Huazhu Group Ltd., ADR	733,177,074	—	—	(66,735,888)
Interactive Media & Services
Yandex NV, Cl. A	455,297,985	—	—	(34,125,802)
Media
Zee Entertainment Enterprises Ltd.	483,157,720	—	—	2,169,789
Preferred Stock
Grab Holdings, Inc., H Shares, Preference	403,000,006	—	—	—
Lojas Americanas SA,Preference	500,703,319	—	—	124,461,086
Xiaoju Kuaizhi, Inc., Series A, Preference	121,641,443	—	—	(1,752,683)
Xiaoju Kuaizhi, Inc., Series A1, Preference	96,874,984	—	—	(1,395,833)
Xiaoju Kuaizhi, Inc., Series B, Preference	45,649,003	—	—	(657,738)
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	20,946,310	—	—	(37,342)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	1,068,559,622	3,944,033	—	—

Total	$5,101,919,081	$6,714,509	$2,293,080	$ 6,459,748

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $795,055,633 or 2.16% of the Fund’s net assets at period end.

4. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

5        OPPENHEIMER DEVELOPING MARKETS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

5. Restricted security. The aggregate value of restricted securities at period end was $121,641,443, which represents 0.33% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Xiaoju Kuaizhi, Inc., Series A, Preference	4/22/16	$99,999,991	$121,641,443	$21,641,452

6. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

7. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

China	$8,209,715,051	22.5%
India	4,180,039,312	11.5
Russia	2,754,198,540	7.5
Hong Kong	2,260,602,293	6.2
Brazil	2,224,512,620	6.1
South Korea	2,205,815,333	6.0
France	2,048,594,909	5.6
Taiwan	1,868,569,557	5.1
Mexico	1,828,039,658	5.0
Philippines	1,391,664,788	3.8
United States	1,328,831,250	3.6
Switzerland	1,288,081,232	3.5
South Africa	994,588,769	2.7
Turkey	572,986,591	1.6
United Arab Emirates	514,063,268	1.4
Peru	460,511,631	1.3
Singapore	403,000,006	1.1
Italy	377,656,505	1.0
Indonesia	372,590,309	1.0
Chile	316,304,719	0.9
Argentina	286,345,193	0.8
Colombia	211,253,874	0.6
Thailand	183,665,969	0.5
Egypt	152,839,389	0.4
Vietnam	80,194,372	0.2
Malaysia	23,354,007	0.1

Total	$36,538,019,145	100.0%

6        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

1. Organization

Oppenheimer Developing Markets Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a private vehicle, OFI Global China Fund, LLC (the “Subsidiary”), which is wholly-owned and controlled by the Fund organized under laws of Delaware. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 10% of its total net assets in the Subsidiary. The Subsidiary invests significantly in class A-shares of Chinese companies (“China A Shares”). The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

    At period end, the Fund owned 29,428,285 shares with net assets of $878,750,663 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

7        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

8        OPPENHEIMER DEVELOPING MARKETS FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as

Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,496,425,280	$3,833,371,910	$—	$8,329,797,190
Consumer Staples	1,255,472,072	1,542,036,259	—	2,797,508,331
Energy	—	1,929,367,371	—	1,929,367,371
Financials	1,239,885,279	7,909,414,471	—	9,149,299,750
Health Care	126,056,100	2,336,853,486	—	2,462,909,586
Industrials	558,533,129	1,341,774,220	—	1,900,307,349
Information Technology	—	5,219,091,331	—	5,219,091,331
Materials	693,748,894	1,798,614,656	—	2,492,363,550
Preferred Stocks	521,649,629	403,000,006	264,165,430	1,188,815,065
Investment Company	1,068,559,622	—	—	1,068,559,622

Total Assets	$9,960,330,005	$26,313,523,710	$264,165,430	$36,538,019,145

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

9        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*/**	Transfers out of Level 3**
Assets Table
Investments, at Value:
Common Stocks
Consumer Staples	$(642,936,832)	$642,936,832	$–
Financials	(521,753,032)	521,753,032	–
Information Technology	(799,952,742)	799,952,742	–
Preferred Stocks	–	403,000,006	(403,000,006)

Total Assets	$(1,964,642,606)	$2,367,642,612	$(403,000,006)

*Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

**Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the

10        OPPENHEIMER DEVELOPING MARKETS FUND

4. Investments and Risks (Continued)

Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

11        OPPENHEIMER DEVELOPING MARKETS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc.

12        OPPENHEIMER DEVELOPING MARKETS FUND

6. Pending Acquisition (Continued)

will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

13        OPPENHEIMER DEVELOPING MARKETS FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	1/18/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	1/18/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen Principal Financial Officer
Date:	1/18/2019